UNITED STATES SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number 811-09134

Manor Investment Funds
(Exact name of registrant as specified in charter)

15 Chester Commons, Malvern, PA 19355
(Address of principal executive offices)

Daniel A. Morris
15 Chester Commons, Malvern, PA 19355
(Name and address of agent for service)

Registrant s telephone number, including area code:  610-722-0900

Date of fiscal year end: December 31

Date of reporting period: December 31, 2015

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270-30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ( OMB ) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection if information under the clearance requirement of 44 U.S.C. 3507.

ITEM 1. REPORTS TO SHAREHOLDERS.

Manor Fund (MNRMX)

Manor Growth Fund (MNRGX)

Manor Bond Fund (MNRBX)

 Annual Report

December 31, 2015

Fund Office:
15 Chester Commons
Malvern, PA 19355
610-722-0900     800-787-3334
www.manorfunds.com

Managed by:
Morris Capital Advisors, LLC

Manor Investment Funds

15 Chester Commons

Malvern, PA  19355

December 31, 2015

Dear Fellow Shareholders:

Our funds continue to prosper by consistently applying the conservative investment approach that has been successful over so many years.

Stock Wars

Late last year the much anticipated release of the latest installment in the Star Wars series opened to critical acclaim and huge crowds.  First released in 1977, the original Star Wars created an instant phenomenon with fans waiting in line for hours to get tickets.  Of course, this was before you could order tickets online and download them to your phone.  The original movie was followed by two successful sequels, and then by a “prequel” trilogy that garnered a much more subdued reception from critics and fans.  This latest movie, however, seemed to capture the buzz of the original.

The financial markets are in the midst of their own prequel, as well, following a number of strong years fueled by historically low interest rates and massive amounts of Fed liquidity.  The stock market was a major beneficiary as companies used an ample labor pool and easy money to drive down costs and boost operating results.  Corporations applied this improving cash flow, and a willingness to leverage their balance sheets, to expand stock buyback programs and magnify the impact of reported earnings per share.  It was a great story as long as the Fed liquidity continued and rates remained low.

As 2015 unfolded some of these factors started to unwind and we began to get the feeling that we had seen this before.  The Fed had already started to reduce the flow of liquidity as it opted not to extend their quantitative easing programs.  While the reduced liquidity flow seemed to go smoothly, the move created upward pressure on the dollar relative to other currencies which hurt the earnings of multinational corporations.  As the Fed began to broadcast their intention to raise interest rates over the course of the year the resulting increase in financing costs raised concerns about economic growth and the continued improvement in operating results.

The economy was buffeted by a number of adverse developments as 2015 progressed.  The dramatic decline in the price of oil crushed the burgeoning shale exploration industry leading to widespread layoffs, a collapse in energy sector capital spending, and concerns about the financial viability of this highly leveraged industry.  The lack of any perceived income growth among middle income wage earners contributed to weak retail sales and increased competition among retailers fighting for market share despite razor thin operating margins.  Political pressure to raise the minimum wage and higher health care costs led to store closings and layoffs at several well known retail names.

As global growth slowed China began to feel the pressure of years of overinvestment in infrastructure projects and reliance on an export based economy.  A spike in the Chinese stock market followed by a sharp decline was met by a ham-handed intervention by Chinese policymakers making a difficult situation worse for the markets.  Growth slowed as grandiose real estate projects stood near empty and industrial accidents increased due to mismanagement.  These policy mistakes illustrate the difficulties of central planners managing change in a command economy.

The Manor Fund

The Manor Fund returned -2.23%, net of all fees and expenses, during the year ending December 31, 2015 underperforming the S&P 500 index return of 1.38% and comparable mutual funds as measured by the Lipper Large-Cap Core mutual fund index return of -0.68%.  The Fund underperformed the S&P 500 index for the trailing 3-year, 5-year and 10-year periods with returns of 13.72%, 9.91%, and 6.06% compared to returns for the S&P 500 index of 15.05%, 12.57%, and 7.31%, respectively.  The fund continues to outperform comparable mutual funds during the trailing 3-year period with an annualized return of 13.72% compared to an annualized return of 13.45% for the Lipper Large-Cap Core mutual fund index, while underperforming that index during the trailing 5-year and 10-year periods with returns of 9.91% and 6.06% compared to returns of 10.98% and 6.35% for the index, respectively.

During the year ending December 31, 2015, the Fund was helped by strong performance from Valero Energy Corporation, Chubb Corp., AmerisourceBergen Corp., Microsoft Corp., and Allergan, PLC.  The shares of Valero Energy, a refiner and marketer of transportation fuels, were strong throughout most of the year.  The company beat revenue and earnings expectations each quarter, and increased their dividend and stock buyback program.  Results were aided by the sharp drop in oil prices which increased margins in the refining segment of their operations, offsetting lower revenue from reduced end product demand in fuel consumption.  The shares of insurer Chubb Corporation jumped when the company received a merger offer with a substantial premium from reinsurer ACE, Limited.  The shares of AmerisourceBergen, a pharmacy benefits management and servicing company, rose early in the year as contract negotiations between rival benefit managers and health care plans created favorable opportunities for AmerisourcBergen.  The company also reported revenue and earnings above expectations during most of the year.  The shares of Microsoft traded in a choppy range early in the year after an initial earnings report disappointed investors.  The stock rebounded after the next report showed improvement, but traded in tandem with the market until the final quarterly report propelled the shares higher.  Investors reacted to improved results in Office commercial products and cloud services, growth in Office 365 users, and higher revenue in Intelligent Cloud products and services.  The shares of Allergan rose steadily early in the year after several strong earnings reports and after the successful completion of the merger of Actavis and Allergan.  Results were also boosted by expanded labeling for Botox and the approval of several new generic products.

Notable laggards during the year ending December 31, 2015 include Mallinckrodt, PLC, SanDisk Corporation, Quanta Services, Inc., Franklin Resources, Inc., and Pentair, PLC.  The shares of Mallinckrodt, a global specialty pharmaceuticals company, performed well early in the year supported by strong operating results, but then dropped mid-year after a weak earnings report and the announcement of the acquisition of

Therakos.  The acquisition announcement put added pressure on the stock despite the expectation that the acquisition would be accretive to earnings in fiscal year 2016.  The shares of SanDisk, a provider of flash storage solutions for numerous electronic products and mobile devices fell after several poor earnings reports.  The company missed expectations several times, increasing investor concerns about slowing growth especially in the mobile device category.  The stock jumped later in the year after the company agreed to be acquired by Western Digital Corporation.  The rebound, however, was not enough to offset the weakness earlier in the year.

The Growth Fund

The Manor Growth Fund returned -0.14%, net of all fees and expenses, during the year ending December 31, 2015, underperforming both the S&P 500 index return of 1.38% and comparable mutual funds as measured by the Lipper Large-Cap Growth mutual fund index quarterly return of 5.66%.  The fund outperformed the S&P 500 index during the trailing 3-year period with a return of 15.12% for the fund compared to 15.05% for the index, but underperformed the Lipper index return of 16.49%.  The fund underperformed both indices during the trailing 5-year and 10-year periods with returns of 11.22% and 6.32% for the fund compared to 12.57% and 7.31% for the S&P 500 index and 12.12% and 7.14% for the Lipper index.

During the year ending December 31, 2015 the Fund was helped by strong performance from Constellation Brands, Royal Caribbean Cruise Lines, Google, Inc. (now Alphabet, Inc.), Thermo Fisher Scientific, and Microsoft Corporation.  The shares of Constellation Brands, an international distributor of beer, wine, and spirits, rose steadily throughout the year.  Constellation reported earnings above expectations each quarter and raised earnings guidance for fiscal 2015, and then later for fiscal 2016, based on continued strong operating results in their beer segment.  The shares of Royal Caribbean stumbled early in the year when the company missed revenue and earnings expectations, and lowered guidance, in their first two earnings announcements of the year.  Operations improved as the year progressed as lower fuel costs and favorable currency exchange rates contributed to results above expectations during the second half of the year.  The shares of Google (now Alphabet) rose sharply in mid-year and continued to move higher over the balance of the year.  The stock jumped after reporting earnings above expectations during their 2nd quarter and better metrics in a number of underlying categories as compared to their previous report.  The stock moved higher again after the company announced plans for a new operating structure and the creation of a new holding company, Alphabet, which will receive all of the converted shares from both Google Class A and Class B.  The stock rose again later in the year after another positive earnings report.  Shares of Thermo Fisher Scientific reacted positively throughout the year as the company reported earnings above expectations in each of their earnings announcements.  The stock performed in line with the market but then moved higher late in the year when the company raised earnings guidance in the final quarterly report.  The shares of Microsoft traded in a choppy range early in the year after an initial earnings report disappointed investors.  The stock rebounded after the next report showed improvement, but traded in tandem with the market until the final quarterly report propelled the shares higher.  Investors reacted to improved results in Office commercial products and cloud services, growth in Office 365 users, and higher revenue in Intelligent Cloud products and services.

Weak holdings during the year ending December 31, 2015 include Michael Kors

Holdings, Time Warner, Inc., F5 Networks, Affiliated Managers Group, and Whirlpool Corporation.  The shares of Michael Kors, a fashion retailer, were weak throughout the year.  The company reduced earnings guidance several times during the year due to margin pressure and anemic unit growth.  The company managed to exceed earnings expectations each quarter, but the weak earnings guidance weighed heavily on the stock.  The shares of Time Warner performed well early in the year as the company met or exceeded expectations, but fell mid-year as concerns about customer trends hurt some of the major players in the cable industry.  The concerns started when a major competitor of Time Warner experienced a decline in subscriber growth at its sports network.  That news triggered renewed concerns about “cord cutting” as younger viewers searched for alternative sources of entertainment content.  These investor concerns continued to weigh on the stock despite a strong quarterly report later in the year.  The shares of F5 Networks, a technology company that helps organizations scale cloud, data center, and software networking deployments anywhere at any time, initially jumped mid-year after the company reported earnings above expectations and raised guidance slightly.  The stock fell late in the year, however, when the company beat earnings expectations but was forced to reduce revenue and earnings guidance for the next quarter.  The shares of Affiliated Managers Group performed well for the first half of the year but then fell as investor concerns about rising interest rates contributed to lowered expectations for market performance and increased the risk of asset outflows at investment managers in their corporate portfolio.  The shares of Whirlpool declined steadily throughout the year on concerns that a strong dollar and weak operations in Latin America would contribute to continued weakness in revenues and earnings.  The company was able to report earnings above expectations later in the year but the weakness in revenue growth relative to expectations continued to weigh on the stock.

The Bond Fund

 The Manor Bond Fund returned -0.04%, net of all fees and expenses, during the year ending December 31, 2015, underperforming the Barclays Intermediate US Treasury index return of 4.20% and the Lipper US Government mutual fund index return of 0.39%.  Performance reflects the relatively conservative position of the Fund’s investment portfolio of US Treasury securities.  The portfolio has an average yield to maturity of 0.80%, an average maturity of 1.53 years, and an average duration of 1.55 years.  The duration of a bond portfolio is a measure of risk, with a lower duration indicating a lower level of risk.  The Fund is managed to provide a low-risk alternative for conservative investors.

May Valuation Be With You

Under the circumstances it comes as no surprise that revenue growth has become increasingly scarce, and earnings misses all too common.  The Fed finally found the courage to raise the Fed Funds rate by 25 basis points, after backing off earlier in the year, while making sure that investors knew that the path of further rate increases remained highly uncertain.  Equity markets held up reasonably well as a strong rebound in October regained the ground lost during the summer selloff.  Absent the August decline and October rebound, the stock market traded in a tight range, with narrow leadership among a few high-profile stocks.  Dubbed the FANG stocks, Facebook, Amazon, Netflix, and Google, these few names accounted for a significant portion of stock market return for the year.  The extreme valuation multiples for Amazon, Facebook, and Netflix in particular did not seem to matter as investors loaded up on the names, reminiscent final stages of 2000 when the market was driven by AOL, Worldcom and several other names at similar valuations, many of whom are no longer with us.

While it is tempting to go back to those prequel days and jump on board those momentum stocks, we remember that those episodes didn’t have happy endings.  We believe that successful investing starts with strong companies whose stocks represent reasonable valuations based on earnings expectations and financial strength.  Despite the allure of these great story stocks, we remain true to an investment process that has the demonstrated ability to identify companies with reasonable growth opportunities, strong balance sheets, and free cash flow.  We will invest in companies with attractive valuations based on these factors and where management has a clear focus on execution.    We believe that a consistent application of these time-proven measures will enable us to prevail over the course of a full market cycle.

Sincerely,

Daniel A. Morris

MANOR INVESTMENT FUNDS

MANOR FUND

PERFORMANCE ILLUSTRATION

DECEMBER 31, 2015 (UNAUDITED)

Average Annual Total Returns (a) (for periods ended December 31, 2015)
	1 Year	5 Year	10 Year	Since Inception
Manor Fund *	-2.23%	9.91%	6.06%	5.99%
Lipper Large Cap Core Index **	-0.68%	10.98%	6.35%	6.09%
S&P 500 ***	1.38%	12.57%	7.31%	8.08%

(a)  The total returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

* Initial public offering of shares was September 26, 1995.

** The Lipper Large-Cap Core Index is an index compiled by Lipper Analytical comprised of mutual funds that are managed using large-cap stocks with a blend of growth and value.  The illustrated returns are net of fees and expenses of the underlying funds included in the index, assume reinvestment of all distributions, and exclude the effect of taxes.  Individuals cannot invest directly in an index.

*** The Standard & Poor’s 500 Index (“S&P 500”) is a market value-weighted index, representing the aggregate market value of the common equity of 500 stocks primarily traded on the New York Stock Exchange.  The S&P 500 is a widely recognized, unmanaged index of common stock prices.  The figures for the S&P 500 reflect all dividends reinvested but do not reflect any deductions for fees, expenses or taxes.

This chart assumes an initial investment of $10,000 made on September 26, 1995. Past performance doesn't guarantee future results. Investment return and principal value will fluctuate so that shares, when redeemed, maybe worth more or less then their original cost.  All returns reflect reinvested dividends but do not reflect the impact of taxes.

Current performance may be higher or lower than the performance quoted.  Performance information current to the most recent month-end may be obtained by calling 1-800-787-3334.

MANOR INVESTMENT FUNDS

GROWTH FUND

PERFORMANCE ILLUSTRATION

DECEMBER 31, 2015 (UNAUDITED)

Average Annual Total Returns (a) (for periods ended December 31, 2015)
	1 Year	5 Year	10 Year	Since Inception
Manor Growth Fund *	-0.14%	11.22%	6.32%	4.54%
Lipper Large Cap Growth Index **	5.66%	12.12%	7.14%	2.32%
S&P 500 ***	1.38%	12.57%	7.31%	4.41%

(a)  The total returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

* Initial public offering of shares was June 30, 1999.

** The Lipper Large-Cap Growth Index is an index compiled by Lipper Analytical comprised of mutual funds that are managed using large-cap stocks with a focus on growth.   The illustrated returns are net of fees and expenses of the underlying funds included in the index, assume reinvestment of all distributions, and exclude the effect of taxes.  Individuals cannot invest directly in an index.

***The Standard & Poor’s 500 Index (“S&P 500”) is a market value-weighted index, representing the aggregate market value of the common equity of 500 stocks primarily traded on the New York Stock Exchange.  The S&P 500 is a widely recognized, unmanaged index of common stock prices.  The figures for the S&P 500 reflect all dividends reinvested but do not reflect any deductions for fees, expenses or taxes.

This chart assumes an initial investment of $10,000 made on June 30, 1999. Past performance doesn't guarantee future results. Investment return and principal value will fluctuate so that shares, when redeemed, maybe worth more or less then their original cost.  All returns reflect reinvested dividends but do not reflect the impact of taxes.

Current performance may be higher or lower than the performance quoted.  Performance information current to the most recent month-end may be obtained by calling 1-800-787-3334.

MANOR INVESTMENT FUNDS

BOND FUND

PERFORMANCE ILLUSTRATION

DECEMBER 31, 2015 (UNAUDITED)

Average Annual Total Returns (a) (for periods ended December 31, 2015)
	1 Year	5 Year	10 Year	Since Inception
Manor Bond Fund *	-0.04%	-0.08%	1.33%	2.14%
Lipper US Government Index **	0.39%	2.66%	3.86%	4.52%
Barclays Intermediate Treasury Index ***	4.20%	2.49%	3.74%	4.37%

(a)  The total returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

* Initial public offering of shares was June 30, 1999.

** The Lipper US Government Index is an index compiled by Lipper Analytical comprised of mutual funds that are managed using US Government securities with a focus on income.  The illustrated returns are net of fees and expenses of the underlying funds included in the index, assume reinvestment of all distributions, and exclude the effect of taxes.  Individuals cannot invest directly in an index.

*** The Barclays Intermediate Treasury Index includes all publicly issued, U.S. Treasury securities that have a remaining maturity of greater than or equal to 1 year and less than 10 years, are rated investment grade, and have $250 million or more of outstanding face value.

This chart assumes an initial investment of $10,000 made on June 30, 1999. Past performance doesn't guarantee future results. Investment return and principal value will fluctuate so that shares, when redeemed, maybe worth more or less then their original cost.  All returns reflect reinvested dividends but do not reflect the impact of taxes.

Current performance may be higher or lower than the performance quoted.  Performance information current to the most recent month-end may be obtained by calling 1-800-787-3334.

MANOR INVESTMENT FUNDS

MANOR FUND

PORTFOLIO ILLUSTRATION

DECEMBER 31, 2015 (UNAUDITED)

The following chart gives a visual breakdown of the Fund by the industry sectors the underlying securities represent as a percentage of the portfolio of investments.

Technology
18.35%
Utilities
0.83%
Short-Term Investment
3.77%
Basic Materials
0.80%
Communication Services
1.83%
Consumer Cyclical
12.07%
Consumer Defensive
7.16%
Energy
8.25%
Financial Services
17.74%
Healthcare
15.33%
Industrials
13.87%

Sectors are categorized using Morningstar® classifications.

MANOR INVESTMENT FUNDS

GROWTH FUND

PORTFOLIO ILLUSTRATION

DECEMBER 31, 2015 (UNAUDITED)

The following chart gives a visual breakdown of the Fund by the industry sectors the underlying securities represent as a percentage of the portfolio of investments.

Consumer Cyclical
11.33%
Consumer Defensive
15.47%
Energy
1.25%
Financial Services
9.49%
Healthcare
19.12%
Industrials
8.20%
Short-Term Investment
2.51%
Technology
32.63%

Sectors are categorized using Morningstar® classifications.

MANOR INVESTMENT FUNDS

BOND FUND

PORTFOLIO ILLUSTRATION

DECEMBER 31, 2015 (UNAUDITED)

The following chart gives a visual breakdown of the Fund by the industry sectors the underlying securities represent as a percentage of the portfolio of investments.

Short-Term Investment
26.49%
U.S. Treasury Notes
73.51%

Sectors are categorized based on asset type.

	Manor Fund
	Schedule of Investments
	December 31, 2015

Shares		Value

COMMON STOCKS - 96.15%

Air Courier Services - 2.88%
1,186	FedEx Corp.	$ 176,702

Air Transportation, Scheduled - 3.23%
3,909	Delta Air Lines, Inc.	198,147

Beverages - 3.37%
2,065	PepsiCo, Inc.	206,335

Carpets & Rugs - 3.64%
1,178	Mohawk Industries, Inc. *	223,101

Cogeneration Services & Small Power Producers - 0.83%
5,343	The AES Corp.	51,133

Computer Storage Devices - 3.40%
2,746	SanDisk Corp.	208,669

Converted Paper & Paperboard Products (No Container/Boxes) - 3.56%
3,484	Avery Dennison Corp.	218,307

Crude Petroleum & Natural Gas - 1.44%
1,302	Occidental Petroleum Corp.	88,028

Electronic Connectors - 5.34%
6,272	Amphenol Corp. Class A	327,587

Fire, Marine & Casualty Insurance - 4.34%
2,007	Chubb Corp.	266,208

Hospital & Medical Service Plans - 2.77%
1,219	Anthem, Inc.	169,977

Investment Advice - 1.47%
2,439	Franklin Resources, Inc.	89,804

Life Insurance - 2.82%
3,584	Metlife, Inc.	172,785

National Commercial Banks - 6.31%
2,638	JP Morgan Chase & Co.	174,187
2,231	PNC Financial Services Group, Inc.	212,637

		386,824
Oil & Gas Field Machinery & Equipment - 2.24%
2,978	Baker-Hughes, Inc.	137,435

Perfumes, Cosmetics & Other Toilet Preparations - 3.79%
3,484	Colgate Palmolive Co.	232,104

Personal Credit Institution - 2.79%
3,186	Discover Financial Services	170,833

Petroleum Refining - 4.57%
3,957	Valero Energy Corp.	279,799

Pharmaceutical Preparations - 6.03%
796	Allergan Plc. (Ireland) *	248,750
1,617	Mallinckrodt Plc. (Ireland) *	120,677
		369,427
Public Building & Related Furniture - 4.58%
2,762	BE Aerospace, Inc.	117,026
4,148	Johnson Controls, Inc.	163,805
		280,831
Retail-Drug Stores and Proprietary Stores - 3.14%
1,966	CVS Health Corp.	192,216

Semiconductors & Related Devices - 5.78%
5,650	Applied Materials, Inc.	105,486
3,235	Skyworks Solutions, Inc.	248,545
		354,031
Services-Miscellaneous Amusement & Recreation - 5.74%
3,351	Walt Disney Co.	352,123

Services-Prepackaged Software - 3.81%
4,214	Microsoft Corp.	233,793

Special Industry Machinery - 2.27%
2,812	Pentair Ltd. (United Kingdom)	139,278

Steel Works, Blast Furnace Rolling Mills - 0.80%
1,211	Nucor Corp.	48,803

Telephone Communications - 1.83%
3,252	AT&T, Inc.	111,901

Wholesale - Drugs, Proprietaries & Druggists' Sundries - 3.38%
1,999	AmerisourceBergen Corp.	207,316

TOTAL FOR COMMON STOCKS (Cost $4,109,810) - 96.15%		5,893,497

SHORT-TERM INVESTMENT - 3.77%
230,902	First American Government Obligation Fund Class Y 0.01% ** (Cost $230,902)	230,902

TOTAL INVESTMENTS (Cost $4,340,712) - 99.92%		6,124,399

OTHER ASSETS IN EXCESS OF LIABILITIES, NET - 0.08%		4,738

NET ASSETS - 100.00%	$ 6,129,137

* Non-income producing securities during the period.
** Variable rate security; the coupon rate shown represents the yield at December 31, 2015.

The accompanying notes are an integral part of these financial statements.

	Growth Fund
	Schedule of Investments
	December 31, 2015

Shares		Value

COMMON STOCKS - 97.36%

Air Transportation - 3.53%
16,989	Southwest Airlines Co.	$ 731,546

Beverages - 4.55%
6,615	Constellation Brands, Inc. Class A	942,241

Biological Products (No Diagnostic Substances) - 4.78%
9,772	Gilead Sciences, Inc.	988,829

Cable & Other Pay Television Services - 2.24%
7,179	Time Warner, Inc.	464,266

Computer Communications Equipment - 2.13%
4,556	F5 Networks, Inc. *	441,750

Electronic Computers - 4.59%
9,019	Apple, Inc.	949,340

Fire, Marine & Casualty Insurance - 3.71%
6,576	Ace Ltd. (Switzerland)	768,406

Household Appliances - 2.26%
3,178	Whirlpool Corp.	466,753

Household Audio & Video Equipment - 2.68%
5,894	Harman International Industries, Inc.	555,274

Investment Advice - 2.35%
3,040	Affiliated Managers Group, Inc. *	485,670

Iron & Steel Foundries - 1.95%
1,736	Precision Castparts Corp.	402,769

Leather & Leather Products - 1.26%
6,496	Michael Kors Holdings Ltd. (China) *	260,230

Measuring & Controlling Devices - 6.94%
7,864	Thermo Fisher Scientific, Inc.	1,115,508
14,963	Trimble Navigation, Ltd. *	320,956
		1,436,464
Oil & Gas Field Services - 1.25%
3,695	Schlumberger Ltd. (France)	257,726

Pharmaceutical Preparations - 5.25%
5,534	AbbVie Inc.	327,834
6,339	Celgene Corp. *	759,159
		1,086,993
Retail-Drug Stores & Proprietary Stores - 7.43%
8,696	Express Scripts Holding Co. Class C *	760,117
9,132	Walgreens Boots Alliance, Inc.	777,590
		1,537,707
Retail-Variety Stores - 3.58%
9,599	Dollar Tree, Inc. *	741,235

Semiconductors & Related Devices - 4.91%
48,463	On Semiconductor Corp. *	474,937
11,542	Xilinx, Inc.	542,128
		1,017,065
Services-Business Services - 3.42%
7,261	MasterCard, Inc.	706,931

Services-Computer Programming Services - 4.00%
13,810	Cognizant Technology Solutions Corp. *	828,876

Services-Computer Programming, Data Processing, Etc. - 5.12%
689	Alphabet, Inc. Class A *	536,049
689	Alphabet, Inc. Class C *	522,868
		1,058,917
Services-Help Supply Services - 2.70%
11,869	Robert Half International, Inc.	559,505

Services-Prepackaged Software - 5.34%
9,571	Microsoft Corp.	530,999
15,718	Oracle Corp.	574,178
		1,105,177
Soap, Detergents, Cleaning Preparations, Perfumes, Cosmetics - 3.56%
8,677	Church & Dwight Co., Inc.	736,504

Water Transportation - 4.58%
9,362	Royal Caribbean Cruises Ltd.	947,528

Wholesale-Motor Vehicles & Motor Vehicle Parts & Supplies - 3.25%
22,673	LKQ Corp. *	671,801

TOTAL FOR COMMON STOCKS (Cost $17,435,068) - 97.36%		20,149,503

SHORT-TERM INVESTMENT - 2.51%
519,177	First American Government Obligation Fund Class Y 0.01% ** (Cost $519,177)	519,177

TOTAL INVESTMENTS (Cost $17,954,245) - 99.87%		20,668,680

OTHER ASSETS IN EXCESS OF LIABILITIES, NET - 0.13%		26,608

NET ASSETS - 100.00%		$ 20,695,288

* Non-income producing securities during the period.
** Variable rate security; the coupon rate shown represents the yield at December 31, 2015.

The accompanying notes are an integral part of these financial statements.

	Bond Fund
	Schedule of Investments
	December 31, 2015

Face Amount		Value

US TREASURY NOTES - 73.29%
150,000	US Treasury Note 0.50% Due 06/15/2016	$ 149,988
175,000	US Treasury Note 0.625% Due 05/31/2017	174,228
100,000	US Treasury Note 1.00% Due 3/31/2017	100,156
125,000	US Treasury Note 1.00% Due 11/30/2019	122,173
250,000	US Treasury Note 1.375% Due 11/30/2018	250,527

TOTAL FOR US TREASURY NOTES (Cost $798,790) - 73.29%		797,072

SHORT-TERM INVESTMENT - 26.42%
287,278	First American Treasury Obligation Class Y 0.00% * (Cost $287,278)	287,278

TOTAL INVESTMENTS (Cost $1,086,068) - 99.71%		1,084,350

OTHER ASSETS IN EXCESS OF LIABILITIES, NET - 0.29%		3,136

NET ASSETS - 100.00%		$ 1,087,486

* Variable rate security; the coupon rate shown represents the yield at December 31, 2015.

The accompanying notes are an integral part of these financial statements.

Manor Investment Funds
Statements of Assets and Liabilities
December 31, 2015

Assets:	Manor Fund	Growth Fund	Bond Fund
Investments in Securities, at Value
(Cost $4,340,712, $17,954,245, and $1,086,068, respectively)	$ 6,124,399	$ 20,668,680	$ 1,084,350
Cash	700	-	-
Receivables:
Dividends and Interest	9,221	12,430	523
Capital Shares Sold	1,682	32,685	3,862
Total Assets	6,136,002	20,713,795	1,088,735
Liabilities:
Payables:
Due to Advisor	6,565	18,207	849
Capital Shares Redeemed	300	300	400
Total Liabilities	6,865	18,507	1,249
Net Assets	$ 6,129,137	$ 20,695,288	$ 1,087,486

Net Assets Consist of:
Capital Stock	$ 268	$ 1,065	$ 104
Paid In Capital	4,345,182	18,124,745	1,089,105
Accumulated Realized Gain (Loss) on Investments	-	(144,957)	(5)
Unrealized Appreciation (Depreciation) in Value of Investments	1,783,687	2,714,435	(1,718)
Net Assets (10,000,000 shares authorized, $0.001 par value) for 267,816,
1,065,195, and 104,406 shares outstanding, respectively.	$ 6,129,137	$ 20,695,288	$ 1,087,486

Net Asset Value and Offering Price Per Share	$ 22.89	$ 19.43	$ 10.42

The accompanying notes are an integral part of these financial statements.

Manor Investment Funds
Statements of Operations
For the year ended December 31, 2015

	Manor Fund	Growth Fund	Bond Fund
Investment Income:
Dividends	$ 103,978	$ 206,128	$ -
Interest	14	68	10,514
Total Investment Income	103,992	206,196	10,514

Expenses:
Advisory	46,171	160,452	4,980
Administrative	30,780	73,893	5,534
Total Expenses	76,951	234,345	10,514

Net Investment Income (Loss)	27,041	(28,149)	-

Realized and Unrealized Gain (Loss) on Investments:
Net Realized Gain on Investments	300,886	554,073	1,570
Net Change in Unrealized Appreciation (Depreciation) on Investments	(469,817)	(593,172)	(2,129)
Net Realized and Unrealized Gain (Loss) on Investments	(168,931)	(39,099)	(559)

Net Decrease in Net Assets Resulting from Operations	$ (141,890)	$ (67,248)	$ (559)

The accompanying notes are an integral part of these financial statements.

Manor Investment Funds
Manor Fund
Statements of Changes in Net Assets

	Years Ended
	12/31/2015	12/31/2014
Increase (Decrease) in Net Assets From Operations:
Net Investment Income	$ 27,041	$ 26,714
Net Realized Gain on Investments	300,886	389,902
Net Change in Unrealized Appreciation (Depreciation) on Investments	(469,817)	105,474
Net Increase (Decrease) in Net Assets Resulting from Operations	(141,890)	522,090

Distributions to Shareholders from:
Net Investment Income	(27,041)	(26,714)
Realized Gains	(304,438)	(386,361)
Return of Capital	-	(7,890)
Total Distributions	(331,479)	(420,965)

Capital Share Transactions:
Proceeds from Sold Shares	636,509	220,600
Reinvestment of Distributions	331,479	420,965
Cost of Shares Redeemed	(288,945)	(277,016)
Net Increase from Capital Shares Transactions	679,043	364,549

Total Increase	205,674	465,674

Net Assets
Beginning of Year	5,923,463	5,457,789
End of Year (Including Accumulated Undistributed Net
Investment Income of $- and $-, respectively)	$ 6,129,137	$ 5,923,463

Capital Share Transactions:
Shares Sold	25,695	8,675
Shares Issued on Reinvestment of Distributions	14,263	16,772
Shares Redeemed	(11,681)	(11,133)
Net Increase in Outstanding Shares of the Fund	28,277	14,314

The accompanying notes are an integral part of these financial statements.

Manor Investment Funds
Growth Fund
Statements of Changes in Net Assets

	Years Ended
	12/31/2015	12/31/2014
Increase (Decrease) in Net Assets From Operations:
Net Investment Loss	$ (28,149)	$ (27,900)
Net Realized Gain on Investments	554,073	195,103
Net Change in Unrealized Appreciation (Depreciation) on Investments	(593,172)	723,596
Net Increase (Decrease) in Net Assets Resulting from Operations	(67,248)	890,799

Distributions to Shareholders from:
Net Investment Income	-	-
Realized Gains	(703,269)	(92,421)
Total Distributions	(703,269)	(92,421)

Capital Share Transactions:
Proceeds from Sold Shares	8,705,570	10,764,420
Reinvestment of Distributions	414,184	41,448
Cost of Shares Redeemed	(4,699,055)	(463,386)
Net Increase from Capital Shares Transactions	4,420,699	10,342,482

Total Increase	3,650,182	11,140,860

Net Assets
Beginning of Year	17,045,106	5,904,246
End of Year (Including Accumulated Undistributed Net Investment
Income (Loss) of $- and $-, respectively)	$ 20,695,288	$ 17,045,106

Capital Share Transactions:
Shares Sold	427,683	539,828
Shares Issued on Reinvestment of Distributions	20,961	2,035
Shares Redeemed	(230,660)	(24,874)
Net Increase in Outstanding Shares of the Fund	217,984	516,989

The accompanying notes are an integral part of these financial statements.

Manor Investment Funds
Bond Fund
Statements of Changes in Net Assets

	Years Ended
	12/31/2015	12/31/2014
Increase (Decrease) in Net Assets From Operations:
Net Investment Income (Loss)	$ -	$ 615
Net Realized Gain on Investments	1,570	3,870
Net Change in Unrealized Appreciation (Depreciation) on Investments	(2,129)	2,795
Net Increase (Decrease) in Net Assets Resulting from Operations	(559)	7,280

Distributions to Shareholders from:
Net Investment Income	(586)	(885)
Realized Gains	-	-
Total Distributions	(586)	(885)

Capital Share Transactions:
Proceeds from Sold Shares	75,329	64,341
Shares Issued on Reinvestment of Distributions	586	885
Cost of Shares Redeemed	(208,041)	(439,685)
Net Decrease from Capital Share Transactions	(132,126)	(374,459)

Total Decrease	(133,271)	(368,064)

Net Assets
Beginning of Year	1,220,757	1,588,821
End of Year (Including Accumulated Undistributed Net
Investment Income (Loss) of $- and $585, respectively)	$ 1,087,486	$ 1,220,757

Capital Share Transactions:
Shares Sold	7,203	6,171
Shares Issued on Reinvestment of Distributions	56	85
Shares Redeemed	(19,860)	(42,143)
Net Decrease in Outstanding Shares of the Fund	(12,601)	(35,887)

The accompanying notes are an integral part of these financial statements.

Manor Investment Funds
Manor Fund
Financial Highlights
Selected data for a share outstanding throughout each year.

	Years Ended
	12/31/2015	12/31/2014	12/31/2013	12/31/2012	12/31/2011

Net Asset Value, at Beginning of Year	$ 24.73	$ 24.23	$ 18.46	$ 17.18	$ 17.11

Income From Investment Operations:
Net Investment Income *	0.11	0.12	0.17	0.09	0.06
Net Gain (Loss) on Securities (Realized and Unrealized)	(0.64)	2.27	6.67	1.32	0.07
Total from Investment Operations	(0.53)	2.39	6.84	1.41	0.13

Distributions:
Net Investment Income	(0.11)	(0.12)	(0.16)	(0.10)	(0.06)
Realized Gains	(1.20)	(1.73)	(0.91)	(0.03)	-
Return of Capital	-	(0.04)	-	-	-
Total from Distributions	(1.31)	(1.89)	(1.07)	(0.13)	(0.06)

Net Asset Value, at End of Year	$ 22.89	$ 24.73	$ 24.23	$ 18.46	$ 17.18

Total Return **	(2.23)%	9.75%	37.07%	8.20%	0.78%

Ratios/Supplemental Data:
Net Assets at End of Year (Thousands)	$ 6,129	$ 5,923	$ 5,458	$ 3,965	$ 4,183
Before Waivers
Ratio of Expenses to Average Net Assets	1.25%	1.24%	1.40%	2.18%	1.92%
After Waivers
Ratio of Expenses to Average Net Assets	1.25%	1.24%	1.07%	1.50%	1.50%
Ratio of Net Investment Income to Average Net Assets	0.44%	0.47%	0.77%	0.51%	0.36%
Portfolio Turnover	15.65%	13.02%	21.68%	10.15%	11.87%

* Per share net investment income has been determined on the basis of average shares outstanding during the period.
** Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends.

The accompanying notes are an integral part of these financial statements.

Manor Investment Funds
Growth Fund
Financial Highlights
Selected data for a share outstanding throughout each year.

	Year Ended
	12/31/2015	12/31/2014	12/31/2013	12/31/2012	12/31/2011

Net Asset Value, at Beginning of Year	$ 20.12	$ 17.88	$ 13.24	$ 11.68	$ 11.87

Income From Investment Operations:
Net Investment Loss *	(0.03)	(0.08)	(0.03)	(0.04)	(0.06)
Net Gain (Loss) on Securities (Realized and Unrealized)	0.01	2.43	4.67	1.60	(0.13)
Total from Investment Operations	(0.02)	2.35	4.64	1.56	(0.19)

Distributions:
Net Investment Income	-	-	-	-	-
Realized Gains	(0.67)	(0.11)	-	-	-
Total from Distributions	(0.67)	(0.11)	-	-	-

Net Asset Value, at End of Year	$ 19.43	$ 20.12	$ 17.88	$ 13.24	$ 11.68

Total Return **	(0.14)%	13.13%	35.05%	13.36%	(1.60)%

Ratios/Supplemental Data:
Net Assets at End of Year (Thousands)	$ 20,695	$ 17,045	$ 5,904	$ 4,226	$ 4,252
Before Waivers
Ratio of Expenses to Average Net Assets	1.09%	1.22%	1.39%	2.11%	1.91%
After Waivers and Reimbursements
Ratio of Expenses to Average Net Assets	1.09%	1.22%	1.06%	1.50%	1.50%
Ratio of Net Investment Loss to Average Net Assets	(0.13)%	(0.40)%	(0.18)%	(0.34)%	(0.52)%
Portfolio Turnover	19.49%	8.08%	19.71%	13.03%	10.01%

* Per share net investment loss has been determined on the basis of average shares outstanding during the period.
** Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends.

The accompanying notes are an integral part of these financial statements.

Manor Investment Funds
Bond Fund
Financial Highlights
Selected data for a share outstanding throughout each year.

	Years Ended
	12/31/2015	12/31/2014		12/31/2013	12/31/2012		12/31/2011

Net Asset Value, at Beginning of Year	$ 10.43	$ 10.39		$ 10.62	$ 10.64		$ 10.67

Income From Investment Operations:
Net Investment Income (Loss) *	0.00	0.00	***	0.04	0.04		0.02
Net Gain (Loss) on Securities (Realized and Unrealized)	0.00	0.05		(0.23)	(0.02)		0.07
Total from Investment Operations	0.00	0.05		(0.19)	0.02		0.09

Distributions:
Net Investment Income	(0.01)	(0.01)		(0.04)	(0.04)		(0.02)
Realized Gains	-	-		-	0.00	***	(0.10)
Total from Distributions	(0.01)	(0.01)		(0.04)	(0.04)		(0.12)

Net Asset Value, at End of Year	$ 10.42	$ 10.43		$ 10.39	$ 10.62		$ 10.64

Total Return **	(0.04)%	0.46%		(1.79)%	0.19%		0.83%

Ratios/Supplemental Data:
Net Assets at End of Year (Thousands)	$ 1,087	$ 1,221		$ 1,589	$ 1,692		$ 1,822
Before Waivers
Ratio of Expenses to Average Net Assets	0.95%	0.95%		1.42%	1.92%		1.74%
After Waivers and Reimbursements
Ratio of Expenses to Average Net Assets	0.95%	0.95%		0.78%	1.00%		1.00%
Ratio of Net Investment Income to Average Net Assets	0.00%	0.04%		0.39%	0.35%		0.21%
Portfolio Turnover	0.00%	0.00%		29.09%	35.65%		49.95%

* Per share net investment income has been determined on the basis of average shares outstanding during the period.
** Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends.
*** Amount less than $0.005 per share.

The accompanying notes are an integral part of these financial statements.

MANOR INVESTMENT FUNDS

NOTES TO FINANCIAL STATEMENTS

DECEMBER 31, 2015

1.   ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Organization: Manor Investment Funds (the “Trust”) is a Delaware Business Trust, (effective January 1, 2012) comprising of Manor Fund, Growth Fund and Bond Fund (collectively “the Funds”), and is an open-end management investment company.  The Trust was originally incorporated in the Commonwealth of Pennsylvania on September 13, 1995 and was dissolved by domestication in Pennsylvania on January 3, 2012. The primary investment objective of each of the Funds follows: Manor Fund – long-term capital appreciation and moderate level of income, investing primarily in common stocks of large corporations in the United States; Growth Fund - long-term capital appreciation, investing primarily in common stocks of U.S. corporations; Bond Fund - current income, investing primarily in U.S. Government obligations.

The following is a summary of the significant accounting policies followed by the Funds in the preparation of their financial statements.  The Funds are investment companies and follow the accounting and reporting guidance of Accounting Standards Codification Topic 946 applicable to investment companies.

Security Valuation: All investments in securities are recorded at their estimated fair value, as described in Note 2.

Federal Income Taxes: The Funds policy is to comply with the requirements of the Internal Revenue Code that are applicable to regulated investment companies and to distribute all its taxable income to its shareholders. Therefore, no federal income tax provision is required.

The Funds recognize the tax benefits of uncertain tax positions only when the position is "more likely than not" to be sustained assuming examination by tax authorities. Management has analyzed the tax positions taken on its 2012-2014 returns and expect to be taken on the Funds’ December 31, 2015 returns and concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions. The Funds have no examinations in progress and are not aware of any tax positions for which it is reasonably possible that the total tax amounts of unrecognized tax benefits will significantly change in the next twelve months.

Distributions to Shareholders: The Funds intend to distribute to its shareholders substantially all of its net realized capital gains and net investment income, if any, at year-end. Distributions will be recorded on ex-dividend date.

Other: The Funds follow industry practice and record security transactions on the trade date. The specific identification method is used for determining gains or losses for financial statements and income tax purposes. Dividend income is recorded on the ex-dividend date and interest income is recorded on an accrual basis. Discounts and premiums are amortized over the useful lives of the respective securities when determined to be material. Withholding taxes on foreign dividends will be provided for in accordance with the Funds’ understanding of the applicable country’s tax rules and rates.

Reclassifications: In accordance with GAAP, the Growth Fund recorded a permanent book/tax difference of $28,149 from net investment loss to paid-in-capital. This reclassification has no impact on the net asset value of the Growth Fund and is designed generally to present undistributed income and net realized gains on a tax basis, which is considered to be more informative to shareholders.

Use of Estimates: The preparation of financial statements in conformity with U.S. generally accepted accounting principles ("GAAP") requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

Subsequent Events: Management has evaluated the impact of all subsequent events through the date the financial statements were issued and has determined that there were no subsequent events requiring recognition or disclosure in these financial statements.

2.  SECURITIES VALUATIONS

Processes and Structure

The Funds’ Board of Trustees has adopted guidelines for valuing securities including in circumstances in which market quotes are not readily available and has delegated to the Adviser the responsibility for determining fair value prices, subject to review by the Board of Trustees.

Hierarchy of Fair Value Inputs

The Funds utilize various methods to measure the fair value of most of their investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation techniques used to measure fair value. The three levels of inputs are as follows:

•

Level 1. Unadjusted quoted prices in active markets for identical assets or liabilities that the Funds have the ability to access.

•

Level 2. Observable inputs other than quoted prices included in level 1 that are observable for the asset or liability either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates, and similar data.

•

Level 3. Unobservable inputs for the asset or liability to the extent that relevant observable inputs are not available, representing the Funds’ own assumptions about the assumptions that a market participant would use in valuing the asset or liability, and that would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

Fair Value Measurements

A description of the valuation techniques applied to the Funds’ major categories of assets and liabilities measured at fair value on a recurring basis follows.

Equity securities (common and preferred stocks). Securities traded on a national securities exchange (or reported on the NASDAQ national market) are stated at the last reported sales price on the day of valuation. To the extent these securities are actively traded, and valuation adjustments are not applied, they are categorized in level 1 of the fair value hierarchy. Certain foreign securities may be fair valued using a pricing service that considers the correlation of the trading patterns of the foreign security to the intraday trading in the U.S. markets for investments such as American Depositary Receipts, financial futures, Exchange Traded Funds, and the movement of the certain indexes of securities based on a statistical analysis of the historical relationship and that are categorized in level 2. Preferred stock and other equities traded on inactive markets or valued by reference to similar instruments are also categorized in level 2.

U.S. government securities. U.S. government securities are normally valued using a model that incorporates market observable data, such as reported sales of similar securities, broker quotes, yields, bids, offers, and reference data. Certain securities are valued principally using dealer quotations. U.S. government securities are categorized in level 1 or level 2 of the fair value hierarchy, depending on the inputs used and market activity levels for specific securities.

The following table summarizes the inputs used to value each Fund’s assets measured at fair value as of December 31, 2015:

Manor Fund	Financial Instruments – Assets

Categories	Level 1	Level 2	Level 3	Fair Value

Common Stocks *	$ 5,893,497	$ -	$ -	$ 5,893,497
Short-Term Investment	230,902	-	-	230,902
	$ 6,124,399	$ -	$ -	$ 6,124,399

Growth Fund	Financial Instruments – Assets

Categories	Level 1	Level 2	Level 3	Fair Value
Common Stocks *	$ 20,149,503	$ -	$ -	$ 20,149,503
Short-Term Investment	519,177	-	-	519,177
	$ 20,668,680	$ -	$ -	$ 20,668,680

Bond Fund	Financial Instruments – Assets

Categories	Level 1	Level 2	Level 3	Fair Value
US Treasury Notes	$ -	$ 797,072	$ -	$ 797,072

Short-Term Investment	287,278	-	-	287,278
	$ 287,278	$ 797,072	$ -	$ 1,084,350

* Industry classifications of these categories are detailed on each Fund's Schedule of Investments.

The Funds did not hold any Level 3 assets during the year ended December 31, 2015.  The Funds did not hold any derivative instruments at any time during the year ended December 31, 2015.  There were no significant transfers into or out of Level 1 or Level 2 during the period. It is the Funds’ policy to recognize transfers into and out of Level 1 and Level 2 at the end of the reporting period.

3.   INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

Investment Advisory Agreement

The Trust has an investment advisory agreement (the “Agreement”) with Morris Capital Advisors, LLC (the “Advisor”), with whom certain officers and directors of the Funds are affiliated, to furnish investment management services to the Funds. Under the Agreement the fee structure for the Manor and Growth Funds consists of an Investment Management Fee not to exceed 1.0% of the total average daily net assets, of each Fund on an annual basis and an Investment Management Fee not to exceed 0.5% of total average daily net assets on an annual basis for the Bond Fund. For the year ended December 31, 2015, the Advisor earned advisory fees from the Manor, Growth and Bond Funds of $46,171, $160,452 and $4,980, respectively. As of December 31, 2015, the Manor, Growth, and Bond Funds each owed the Advisor advisory fees of $3,939, $13,869 and $413, respectively.

Administrative and Shareholder Servicing Fees

As Administrator to the Trust, the Advisor oversees the third-party service providers.  The Advisor will pay all expenses related to management and administrative support for the Funds, including those third-party services currently under contract, as approved by the Board.  The Advisor will also pay from the Shareholder Services Fee certain financial institutions (which may include banks, brokers, securities dealers and other industry professionals) that charge a fee for providing distribution related services and/or performing certain administrative functions for the Fund shareholders.

The Trust has a Shareholder Services Fee which is not to exceed 0.25% of the total average daily net assets on an annual basis for each of the Funds, and an Administrative Fee, which, when combined with the Investment Management Fee and the Shareholder Services Fee, does not exceed 1.5% of the average daily net assets on an annual basis for the Manor and Growth Funds and 1.0% of the average daily net assets on an annual basis for the Bond Fund.  For the year ended December 31, 2015, the Advisor earned administrative and shareholder services fees from the Manor, Growth and Bond Funds of $30,780, $73,893 and $5,534, respectively. As of December 31, 2015, the Manor, Growth, and Bond Funds each owed the Advisor administrative and shareholder service fees of $2,626, $4,338 and $436, respectively.

4.   INVESTMENT TRANSACTIONS

Investment transactions, excluding short-term investments, for the year ended December 31, 2015, were as follows:

	Manor Fund	Growth Fund	Bond Fund
Purchases	$ 1,184,375	$ 8,022,535	$ -
Sales	$ 923,880	$ 3,959,313	$ 400,899

5.   TAX MATTERS NOTE

As of December 31, 2015, the tax basis unrealized appreciation (depreciation) and cost of investment securities, including short-term investments, were as follows:

	Manor Fund	Growth Fund	Bond Fund
Federal tax cost of investments, including short-term investments +	$ 4,340,712	$ 18,099,213	$ 1,086,068
Gross tax appreciation of investments	$ 2,041,357	$ 3,964,896	$ 1,035
Gross tax depreciation of investments	(257,670)	(1,395,428)	(2,753)
Net tax appreciation (depreciation)	$ 1,783,687	$ 2,569,468	$ (1,718)

Each Fund’s distributable earnings on a tax basis are determined only at the end of each fiscal year.  As of December 31, 2015, the Fund’s most recent fiscal year-end, the components of distributable earnings on a tax basis were as follows:

Fund	Unrealized Appreciation (Depreciation)	Undistributed Ordinary Income	Undistributed Capital Gains	Capital Loss Carryforwards	Total Distributable Earnings
Manor Fund	$1,783,687	$-	$-	$-	$1,783,687
Growth Fund +	$2,569,468	$-	$10	$-	$2,569,478
Bond Fund*	$ (1,718)	$-	$-	$(5)	$ (1,723)

+ The difference between the book cost and tax cost of investments represents disallowed wash sales for tax purposes on the Growth Fund.

*Capital Loss Carryforward – Short-term; no expiration

The capital loss carry-forwards will be used to offset any capital gains realized by the Bond Fund in future years.   The Bond Fund will not make distributions from capital gains while a capital-loss carryforward remains.

Ordinary Income and long-term capital gain distributions are determined in accordance with Federal income tax regulations, which may differ from accounting principles generally accepted in the United States.

The tax character of distributions paid during the fiscal years ended December 31, 2015 and 2014 were as follows:

	Manor Fund	Growth Fund		Bond Fund
	12/31/15	12/31/14	12/31/15	12/31/14	12/31/15	12/31/14
Ordinary Income	$ 27,380	$ 28,120	$ —	$ —	$ 586	$ 885
Long-term Gain	$ 304,099	$384,955	$703,269	$ 92,421	$ —	$ —
Return of Capital	$ —	$ 7,890	$ —	$ —	$ —	$ —

6.  CONTROL AND OWNERSHIP

The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a fund creates a presumption of control of the Fund, under section 2 (a) (9) of the Investment Company Act of 1940, as amended.  As of December 31, 2015, Pershing LLC., held in omnibus accounts for the benefit of others approximately 34% of the voting securities of the Funds. The Funds do not know whether any of the underlying accounts own beneficially 25% or more of the voting securities of the Funds.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Directors

  of the Manor Investment Funds, Inc.

We have audited the accompanying statements of assets and liabilities of Manor Fund, Growth Fund and Bond Fund (collectively the “Funds”), the funds comprising the Manor Investment Funds, Inc., including the schedules of investments, as of December 31, 2015 and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended.  These financial statements and financial highlights are the responsibility of the Funds' management.  Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States).  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement.  The Funds were not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting.  Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting.  Accordingly, we express no such opinion.  An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities and cash owned as of December 31, 2015, by correspondence with the custodian. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial positions of the Funds as of December 31, 2015, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended,  and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Abington, Pennsylvania

February 25, 2016

MANOR INVESTMENT FUNDS

EXPENSE ILLUSTRATION

DECEMBER 31, 2015 (UNAUDITED)

Expense Example

As a shareholder of Manor Investment Funds, you incur ongoing costs which consist of management fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, July 1, 2015 through December 31, 2015.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on each Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in these Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Manor Fund

	Beginning Account Value	Ending Account Value	Expenses Paid During the Period*
	July 1, 2015	December 31, 2015	July 1, 2015 to December 31, 2015

Actual	$1,000.00	$938.96	$6.11
Hypothetical
(5% Annual Return before expenses)	$1,000.00	$1,018.90	$6.36

* Expenses are equal to the Fund's annualized expense ratio of 1.25%, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Manor Growth Fund

	Beginning Account Value	Ending Account Value	Expenses Paid During the Period*
	July 1, 2015	December 31, 2015	July 1, 2015 to December 31, 2015

Actual	$1,000.00	$988.24	$4.96
Hypothetical
(5% Annual Return before expenses)	$1,000.00	$1,020.21	$5.04

* Expenses are equal to the Fund's annualized expense ratio of 0.99%, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Manor Bond Fund

	Beginning Account Value	Ending Account Value	Expenses Paid During the Period*
	July 1, 2015	December 31, 2015	July 1, 2015 to December 31, 2015

Actual	$1,000.00	$995.76	$4.78
Hypothetical
(5% Annual Return before expenses)	$1,000.00	$1,020.42	$4.84

* Expenses are equal to the Fund's annualized expense ratio of 0.95%, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

MANOR INVESTMENT FUNDS

TRUSTEES AND OFFICERS

DECEMBER 31, 2015 (UNAUDITED)

The following table provides information regarding each Trustee who is not an “interested person” of the Funds, as defined in the Investment Company Act of 1940.  Each Trustee serves a one year term, and stands for re-election annually.

Name, Address and Age	Position & Length of Time Served with the Funds	Principal Occupations During Past 5 Years and Current Directorships
Bruce Laverty 15 Chester Commons Malvern, PA 19355 54	Trustee since 1995	Mr. Laverty is a Partner of the law firm Laverty Law Offices LLC.
John McGinn 15 Chester Commons Malvern, PA 19355 71	Trustee since 2002	Mr. McGinn is retired. Mr. McGinn was an independent real estate sales consultant.
Fred Myers 15 Chester Commons Malvern, PA 19355 61	Trustee since 1995	Mr. Myers is founding Partner of the accounting firm of Myers & Associates, CPA’s.
Edward Szkudlapski 15 Chester Commons Malvern, PA 19355 58	Trustee since 2000	Mr. Szkudlapski is President of Eclipse Business Solutions, Inc.
Howard Weisz 15 Chester Commons Malvern, PA 19355 74	Trustee since 2008	Mr. Weisz is retired. Mr. Weisz was an Independent Management Consultant.

The Trustees received no fees for the year ended December 31, 2015.

The following table provides information regarding each Trustee who is an “interested person” of the Funds, as defined in the Investment Company Act of 1940, and each officer of the Funds.  Each Trustee serves a one year term, and stands for re-election annually.

Name, Address, and Age	Position and Length of Time Served with the Funds	Principal Occupations During Past 5 Years and Current Directorships
Daniel A. Morris 15 Chester Commons Malvern, PA 19355 61	Trustee, President, Advisor Since 1995	Mr. Morris is President, Chief Investment Officer, and Portfolio Manger for Morris Capital Advisors, LLC and Manor Investment Funds.
John R. Giles 15 Chester Commons Malvern, PA 19355 58	Secretary Since 2005	Mr. Giles is Director of Marketing for Morris Capital Advisors, LLC and Manor Investment Funds, and Secretary of Manor Investment Funds.

MANOR INVESTMENT FUNDS

ADDITIONAL INFORMATION

DECEMBER 31, 2015 (UNAUDITED)

Proxy Voting Procedures

The Trust's Board of Trustees has approved proxy voting procedures for the voting of proxies relating to securities held by the Funds.  Records of the Fund’s proxy voting records are maintained and are available for inspection.  The Board is responsible for overseeing the implementation of the procedures.  Information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge, upon request, by calling 800-787-3334; or on the Fund’s website at www.manorfunds.com under Fund Information, Proxy Voting, or on the SEC website at http://www.sec.gov.

Quarterly Portfolio Schedule

The Trust now files a complete schedule of investments with the SEC for the first and third quarters of each fiscal year on Form N-Q.  These forms are available on the SEC’S website at http://www.sec.gov.  They may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C.  Information on the operation of the Public Reference Room may be obtained by calling 1-800-723-0330.

Compensation of Board of Trustees

The members of the Board of Trustees serve without compensation.  Daniel A. Morris, President of Manor Investment Funds (“the Funds”), and President of Morris Capital Advisors, LLC, adviser to the Funds, and an Interested Trustee of the Funds, receives no compensation directly from the Funds.  He is compensated through the management fee paid to the adviser by the Funds.  The business and affairs of the Funds are managed under the direction of the Funds’ Board of Trustees.  Information pertaining to the Trustees of the Funds are set forth below.  The Statement of Additional Information includes additional information about the Funds’ Trustees, and is available without charge, by calling 1-800-787-3334.   Each trustee may be contacted by writing to the trustee c/o Manor Investment Funds, 15 Chester Commons, Malvern, PA  19355.

ITEM 2.  CODE OF ETHICS.

The Registrant, as of the end of the period covered by this report, has adopted a code of ethics that applies to the Registrant’s principal executive officer, principal financial officer, principal account officer or controller, or persons performing similar functions. The registrant has not made any amendments to its code of ethics during the covered period. The registrant has not granted any waivers from any provisions of the code of ethics during the covered period.

ITEM 3.  AUDIT COMMITTEE FINANCIAL EXPERT.

The Registrant’s audit committee consists of two independent directors, Chaired by Fred Myers. The Board of Directors has determined that the Registrant has at least three financial experts serving on its Board.
Mr. Daniel Morris, Mr. John Giles, and Mr. Fred Myers are the Board’s financial experts. Mr. Morris and Mr. Giles are “interested” directors, and Mr. Myers is an “independent” director.

ITEM 4.  PRINCIPAL ACCOUNTANT FEES AND SERVICES.

The registrant has engaged its principal accountant to perform audit services. “Audit services” refer to performing an audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years. “Audit related services” refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit. “Tax Services” refer to professional services rendered by the principal accountant limited to the preparation of income tax returns.  The following table details the aggregate fees billed for each of the last two fiscal years for audit fees, audit-related fees, tax fees and other fees by the principal accountant.

	12/31/2015	12/31/2014
Audit Fees	$21,000	$21,000
Audit Related Fees	$0	$0
Tax Fees	$5,400	$5,400
All Other Fees	$0	$0

e)

The audit committee of the funds will review and discuss the scope of services provided by the principal accountant over the preceding two years.  The committee will determine if the fees, as presented, accurately represent the services rendered, and if the scope of those services fulfill the needs of the funds.  The committee incorporates this information into the approval of the principal accountant by the entire Board of Trustees.  The committee reviewed and approved all principal accountant fees and services provided to the fund.

f)

All audit related services provided by the principal accountant were performed by full-time principal employees.

g)

The audit committee has not approved any Non-Audit-Related fees over the past two fiscal years and the principal accountant has not billed the fund for any Non-Audit-Related services.  The audit committee approved the Tax-Fees billed to the funds for the last two fiscal years.  The services approved are limited to the preparation of income tax returns for the funds. The audit committee has not approved any other fees pertinent to the All Other Fees category over the past two fiscal years and the principal accountant has not billed the fund for any services applicable to this category.  The principal accountant also provides tax preparation and filing services for the investment advisor of the fund.

h)

The audit committee reviewed non-audit services performed by the principal account for the investment advisor of the fund and determined that these fees and services are compatible with maintaining the independence of the principal accountant.

ITEM 5.  AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable to open-end investment companies.

ITEM 6.  SCHEDULE OF INVESTMENTS

Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this form.

 ITEM 7.  DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.
Not applicable.

ITEM 8.  PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to open-end investment companies.

ITEM 9.  PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to open-end investment companies.

ITEM 10.  SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not applicable.

ITEM 11.

(a) The registrant’s president and chief financial officer has concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rules 13-a-15(b) under the Securities Exchange Act of 1934.

(b) There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act that occurred during the registrant’s second fiscal half-year that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12.  EXHIBITS.

(a)(1)  Code of Ethics - For annual reports.

(a)(2)  Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(b)       Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Manor Investment Funds
By /s/ Daniel A. Morris
     President

Mr. Morris serves as both Principal Executive Officer and Principal Financial Officer of Manor Investment Funds.

Date December 15, 2016

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

Manor Investment Funds
By /s/ Daniel A. Morris
     President

Mr. Morris serves as both Principal Executive Officer and Principal Financial Officer of Manor Investment Funds.

Date December 15, 2016